UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 17, 2017

Commission File Number of Depositor: 333-192577

Central Index Key Number of Depositor: 0001540723

WFB FUNDING, LLC

(Exact name of Depositor as specified in its charter)

ON BEHALF OF

Commission File Number of Issuing Entity: 333-192577-01

Central Index Key Number of Issuing Entity: 0001592143

CABELA’S MASTER CREDIT CARD TRUST

(Issuing Entity in respect of the Series 2004-1 Certificate)

(Exact name of Issuing Entity as specified in its charter)

AND

Commission File Number of Issuing Entity: 333-192577-02

Central Index Key Number of Issuing Entity: 0001592145

CABELA’S CREDIT CARD MASTER NOTE TRUST

(Issuing Entity in respect of the Notes)

(Exact name of Issuing Entity as specified in its charter)

Nebraska	71-0931225
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification Number)

One Cabela Drive Sidney, Nebraska	69160
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code (402) 323-5958

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on October 3, 2016, Cabela’s Incorporated, a Delaware corporation (“Cabela’s”), entered into (a) an Agreement and Plan of Merger (the “Merger Agreement”), by and among Cabela’s, Bass Pro Group, LLC, a Delaware limited liability company (“Bass Pro”), and Prairie Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Bass Pro (“Sub”), which provides for Sub to merge with and into Cabela’s, causing Cabela’s to become a wholly owned subsidiary of Bass Pro (the “Merger”), and (b) a Sale and Purchase Agreement (the “Original Bank Purchase Agreement”), by and among Cabela’s, World’s Foremost Bank, a Nebraska banking corporation and a wholly owned subsidiary of Cabela’s (“WFB”), and Capital One, National Association, a national banking association (“CONA”), which provided for, in connection with the closing of the Merger, CONA to purchase substantially all of the business of WFB, which includes the credit card program operated by Cabela’s, using WFB as the issuer of the Cabela’s CLUB credit card. Pursuant to the Original Bank Purchase Agreement, the business of WFB that CONA agreed to purchase includes the Cabela’s CLUB co-branded credit card accounts and WFB’s equity interests in WFB Funding Corporation, a Nebraska corporation, and WFB Funding, LLC, a Nebraska limited liability company, which will continue to hold the transferor interest in Cabela’s Master Credit Card Trust and the beneficial interest in Cabela’s Credit Card Master Note Trust.

On April 17, 2017, Cabela’s entered into (1) a Framework Agreement, dated as of April 17, 2017 (the “Bank Framework Agreement”), by and among Cabela’s, WFB, Synovus Bank, a Georgia state member bank (“Synovus”), Capital One Bank (USA), National Association, a national banking association and an affiliate of CONA (“Capital One”), and, solely for the purposes set forth therein, CONA, (2) an Asset and Deposit Purchase Agreement, dated as of April 17, 2017 (the “Synovus Bank Asset Purchase Agreement”), by and among the Cabela’s, WFB and Synovus and (3) an Asset Purchase Agreement, dated as of April 17, 2017 (the “Capital One Bank Asset Purchase Agreement” and, together with the Synovus Bank Asset Purchase Agreement, the “Bank Asset Purchase Agreements” and, together with the Synovus Bank Asset Purchase Agreement and the Bank Framework Agreement, the “Amended Bank Sale Agreements”), by and among Cabela’s, WFB and Capital One, which amend and restate the Original Bank Purchase Agreement and continue to provide for the sale of substantially all of the business of WFB in connection with the closing of the Merger, including the Cabela’s CLUB co-branded credit card accounts and WFB’s equity interests in WFB Funding Corporation and WFB Funding, LLC (and, accordingly, the transferor interest in Cabela’s Master Credit Card Trust and the beneficial interest in Cabela’s Credit Card Master Note Trust).

Pursuant to the Amended Bank Sale Agreements and an Asset Purchase Agreement entered into between Synovus and Capital One, by way of three transactions, (A) Synovus has agreed to acquire assets and assume liabilities of WFB, which collectively constitute substantially all of the business of WFB, (B) Capital One has agreed to acquire certain other assets and assume certain other liabilities of WFB and (C) immediately following the transaction referred to in the foregoing clause (A), Synovus has agreed to sell and assign to Capital One, and Capital One has agreed to acquire and assume, certain of such assets and liabilities acquired and assumed by Synovus from WFB, such that Synovus retains all deposits of WFB and certain other assets and liabilities relating to deposits of WFB and Capital One acquires the assets and liabilities relating to the Cabela’s CLUB co-branded credit card accounts and equity interests in WFB Funding Corporation and WFB Funding, LLC, which will continue to hold the transferor interest in Cabela’s Master Credit Card Trust and the beneficial interest in Cabela’s Credit Card Master Note Trust. Upon the closing of the transactions contemplated by the Amended Bank Sale Agreements, Capital One will acquire and assume all rights, duties and obligations of WFB as the RPA Seller, the Servicer and the Administrator under the transaction documents relating to Cabela’s Master Credit Card Trust and Cabela’s Credit Card Master Note Trust.

The closing of the transactions contemplated by the Amended Bank Sale Agreements is subject to Synovus filing required notices with and obtaining required approvals and consents (and the expiration or termination of any applicable waiting period and any extension thereof related thereto) from the Board of Governors of the Federal Reserve and Cabela’s and WFB filing required notices with the Nebraska Department of Banking and Finance.

The closing of the transactions contemplated by the Amended Bank Sale Agreements is additionally subject to the satisfaction or waiver of certain other specified conditions, including: (a) the absence of any order prohibiting or making illegal the closing of the transactions; (b) the continued effectiveness of the Credit Card Program Agreement, dated as of October 3, 2016 and as amended (the “Bank Program Agreement”), by and among Cabela’s, CONA and Capital One; (c) the satisfaction or waiver of certain conditions set forth in the Merger Agreement; (d) in the cases of Capital One and Synovus, as applicable, the absence of a Materially Burdensome Condition and a Synovus Burdensome Condition (as defined in the Bank Framework Agreement) on the receipt of required approvals, including regulatory approvals; (e) the receipt of written notice from each of S&P Global Ratings, Fitch Ratings, Inc. and DBRS, Inc. that the transactions contemplated by the Amended Bank Sale Agreements and related transaction documents will not result in a reduction or withdrawal of its then-existing rating with respect to any outstanding series or class of asset-backed notes with respect to which it is a rating agency; (f) the termination of each outstanding series of variable funding notes issued by Cabela’s Credit Card Master Note Trust; (g) the receipt of legal and tax opinions and other customary documentation required in connection with the transfer of certain securitization vehicles and related securitization obligations; and (h) certain other customary closing conditions.

Pursuant to the terms and conditions of the Bank Framework Agreement, in the event that the Bank Framework Agreement is terminated under certain circumstances in which a Company Termination Fee (as defined in the Merger Agreement) is payable by Cabela’s to Bass Pro under the Merger Agreement, Capital One will be entitled to receive from Cabela’s a termination fee equal to $14 million. In the event that the Bank Framework Agreement is terminated after Cabela’s and Bass Pro mutually agree to terminate the Merger Agreement and, in connection with such termination, Bass Pro receives any payment or fee from Cabela’s, Capital One will be entitled to receive from Cabela’s a termination fee equal to 10% of the aggregate payment or fee received by Bass Pro from Cabela’s. In the event that the Bank Framework Agreement is terminated under certain other circumstances, Synovus will be entitled to receive from Capital One a termination fee of up to $10 million plus reimbursement for certain expenses in certain circumstances and Cabela’s will be obligated to reimburse Capital One for up to $10 million of such termination fee and reimbursement of expenses.

Also on April 17, 2017, in connection with the entry into the Amended Bank Sale Agreements, Cabela’s entered into an Amendment to the Agreement and Plan of Merger, dated as of April 17, 2017 (the “Merger Agreement Amendment”), by and among Cabela’s, Bass Pro and Sub.

The foregoing description of the Bank Framework Agreement, the Synovus Bank Asset Purchase Agreement and the Capital One Bank Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Bank Framework Agreement, the Synovus Bank Asset Purchase Agreement and the Capital One Bank Asset Purchase Agreement, which are filed as Exhibit 2.1, Exhibit 2.2 and Exhibit 2.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The Amended Bank Sale Agreements and the foregoing description of the Amended Bank Sale Agreements have been included in this and prior filings to provide investors with information regarding the terms of the Amended Bank Sale Agreements and are not intended to provide any other factual information about the parties to the Amended Bank Sale Agreements or their respective subsidiaries or affiliates. The representations and warranties contained in the Amended Bank Sale Agreements were made only for purposes of the Amended Bank Sale Agreements and as of specific dates and are solely for the benefit of the respective parties to the Amended Bank Sale Agreements. In addition, certain representations and warranties were used for the purpose of allocating risk between the parties to the Amended Bank Sale Agreements, rather than establishing matters of fact. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the Securities and Exchange Commission (the “SEC”), and in some cases were qualified by disclosures that were made by each party to the others, which disclosures are not reflected in the Amended Bank Sale Agreements.

Cabela’s is also filing today a Current Report on Form 8-K with the SEC regarding its entry into the Merger Agreement Amendment and the Amended Bank Sale Agreements. Investors may consult that filing for further information.

Item 8.01.	Other Events.

Also on April 17, 2017, in connection with the entry into the Amended Bank Sale Agreements and the Merger Agreement Amendment, Cabela’s entered into Amendments No. 1 and No. 2 to the Credit Card Program Agreement, dated as of April 17, 2017 (the “Bank Program Agreement Amendment”), by and among Cabela’s, CONA and Capital One, as applicable. The Bank Program Agreement, as amended by the Bank Program Agreement Amendment, specifies the obligations of Cabela’s and Capital One regarding the establishment and operation of the Cabela’s CLUB co-branded credit card program to be effective upon the closing of the transactions described in the Amended Bank Sale Agreements.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of Cabela’s or the solicitation of any vote or approval. This communication is being made in respect of the proposed merger involving Cabela’s, Bass Pro and Sub, among other things. The proposed merger of Cabela’s will be submitted to the stockholders of Cabela’s for their consideration. In connection therewith, Cabela’s intends to file relevant materials with the SEC, including a definitive proxy statement. However, such documents are not currently available. The definitive proxy statement regarding the proposed merger will be made available to the stockholders of Cabela’s. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF CABELA’S ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the definitive proxy statement regarding the proposed merger, any amendments or supplements thereto and other documents containing important information about Cabela’s once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Cabela’s will be available free of charge on Cabela’s website at www.cabelas.com under the heading “SEC Filings” in the “Investor Relations” portion of Cabela’s website. Stockholders of Cabela’s may also obtain a free copy of the definitive proxy statement regarding the proposed merger and any filings with the SEC that are incorporated by reference in such definitive proxy statement by contacting Cabela’s Investor Relations Department at (308) 255-7428.

Participants in the Solicitation

Cabela’s and its directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information about the directors and executive officers of Cabela’s is set forth in its definitive proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on November 17, 2016, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation of the stockholders of Cabela’s and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement regarding the proposed merger and other relevant materials to be filed with the SEC when they become available.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

Exhibit Number	Description

2.1	Framework Agreement, dated as of April 17, 2017, by and among Cabela’s Incorporated, World’s Foremost Bank, Synovus Bank, Capital One Bank (USA), National Association and, solely for purposes of the recitals thereto and Section 5.18, Section 8.2 and Article IX thereof, Capital One, National Association.*

2.2	Asset and Deposit Purchase Agreement, dated as of April 17, 2017, by and among Cabela’s Incorporated, World’s Foremost Bank and Synovus Bank.

2.3	Asset Purchase Agreement, dated as of April 17, 2017, by and among Cabela’s Incorporated, World’s Foremost Bank and Capital One Bank (USA), National Association.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K under the Securities Act of 1933, as amended. A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFB FUNDING, LLC

By:	WFB FUNDING CORPORATION, Managing Member

By:	/s/ Sean B. Baker
	Name:	Sean B. Baker
	Title:	President and Chief Executive Officer

April 18, 2017

EXHIBIT INDEX

Exhibit Number	Description

2.1	Framework Agreement, dated as of April 17, 2017, by and among Cabela’s Incorporated, World’s Foremost Bank, Synovus Bank, Capital One Bank (USA), National Association and, solely for purposes of the recitals thereto and Section 5.18, Section 8.2 and Article IX thereof, Capital One, National Association.*

2.2	Asset and Deposit Purchase Agreement, dated as of April 17, 2017, by and among Cabela’s Incorporated, World’s Foremost Bank and Synovus Bank.

2.3	Asset Purchase Agreement, dated as of April 17, 2017, by and among Cabela’s Incorporated, World’s Foremost Bank and Capital One Bank (USA), National Association.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K under the Securities Act of 1933, as amended. A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request.